CONSENT

Reference is made to the Lease by and between 157 Lane, LLC and Jigsaw Puzzle, LLC (collectively, the “Landlord”) and Doc Holliday, LLC (“Tenant”) (the “Lease”).

The undersigned Landlord hereby consents to the assignment of the Lease to Global Casinos, Inc., 5455 Spine Road, Suite “C”, Boulder, CO  80301.

This consent is given pursuant to Section 8 of the Lease.

Dated:  September 29, 2007

LANDLORD:

157 LANE, LLC

By:  /s/ Oliver R. Goltra_________

Oliver R. Goltra, Agent

Dated:  September 29, 2007

JIGSAW PUZZLE, LLC

By: /s/ Oliver R. Goltra__________

Oliver R. Goltra, Agent